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                                                                    EXHIBIT 10.2

               NUVEEN INVESTMENTS, INC. 2005 EQUITY INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

OPTIONEE:         <<FIRST>> <<LAST>>
GRANT DATE:       ___________, 200_

OPTION AWARD
                  Option shares:           <<OPTIONS_>>
                  Exercise price:           $________
                  First exercise date:      _________
                  End of option term:       _________


Nuveen Investments, Inc. (the "Company"), by action of the Compensation Committee of its Board of Directors (the "Committee"), has selected you (the "Optionee") to receive the options (the "Option") described in this agreement (the "Agreement") pursuant to and in accordance with the Nuveen Investments, Inc. 2005 Equity Incentive Plan (the "Plan"). All terms capitalized but not defined herein shall have the meaning set forth in the Plan. The Company and the Optionee agree as follows:

1. AWARD. The Company hereby grants to the Optionee the right and option to purchase <<OPTIONS_>> shares of the Company's Class A Common Stock (the "Stock"), at the purchase price of $ ______ per share (the "Exercise Price"), such price being not less than the Fair Market Value of the Stock on the Grant Date, in the manner and subject to the conditions provided in this Agreement and the Plan. The number of shares subject to this Option and the Exercise Price are subject to adjustment as set forth in the Plan. The Option is <<LIEU>> an "In Lieu Award," as defined under the Plan. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Code.

2.   TERM, VESTING AND EXERCISE OF THE OPTION.

     (a) The Option shall vest and first become exercisable on ________________, if the Optionee remains continuously employed by the Company or other Employer until that date. If the Optionee does not remain continuously employed by the Company or other Employer until the vesting date, no portion of the Option shall become vested or exercisable, except as provided in the Plan.

     (b) The Option shall be exercisable after the termination of the employment of the Optionee with the Company or other Employer only to the extent provided in the Plan.

     (c) The Option shall have a term of ten (10) years from the Grant Date and shall expire at the close of business ________________, subject to earlier termination as provided herein or in the Plan.

     (d) After the Option is vested, and while it is exercisable, the Optionee may exercise the Option (or any portion thereof) by giving signed, written notice thereof to the Secretary of the Company or his designee, specifying the number of shares to be purchased and accompanied by payment of the aggregate Exercise Price for the number of shares purchased plus, if applicable, any required tax withholding, in accordance with Section 4. No partial exercise of the Option may be for less than 100 shares or the number of shares remaining subject to the Option, whichever is less. The Option must be exercised as to a whole number of shares. Payment of Exercise Price and tax withholding may be made either (i) in cash or by check, bank draft or money order payable to the order of the Company, or (ii) subject to the discretion of the Committee, through the delivery (actual or constructive) of previously acquired shares of Stock owned by the Optionee, to the extent that such payment does not require the delivery of a fractional share, and provided that such previously acquired shares have been held by the Optionee for at least six (6) months, or (iii) subject to the discretion of the Committee, through the authorization of a third party broker-dealer acceptable to the Company to sell shares of Stock acquired upon exercise of the Option (or a portion thereof) and remit to the Company a portion of the proceeds sufficient to pay the aggregate Exercise Price of, and the minimum amount of required income tax withholding payments related to, such exercise, or (iv) subject to the discretion of the Committee, through the election to sell shares of Stock acquired upon exercise of the Option (or a portion thereof) and remit to the Company or a third party broker-dealer acceptable to the Company, an amount of the proceeds sufficient to pay the Exercise Price of shares acquired immediately after such exercise, and the minimum amount of required tax

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         withholding payments relating to such exercise, or (v) a combination of
         (i) through (iv). For purposes of the preceding sentence, previously acquired shares shall be valued at the closing price of the Stock on the New York Stock Exchange Composite Tape as of the date of exercise. Such exercise shall be effective upon receipt by the Secretary of such written notice and payment. Neither the Optionee nor his or her legal representative shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares to be purchased on the exercise of any part of the Option unless and until certificates representing such shares shall have been delivered. Cashless exercise must meet the requirements of the Federal Reserve Board's Regulation T and any applicable securities law restrictions.

3. WITHHOLDING. The Optionee shall pay to the Company for retransmittal to the appropriate tax authorities, all amounts necessary to satisfy federal, state or local withholding and employment-related tax requirements arising directly or indirectly in connection with the Option or any exercise of the Option; the Company may require the Optionee to remit any such amounts to it before it takes any further action with respect to any exercise of the Option or it may withhold from amounts due to the Optionee an amount of money equal to any such withholding. Withholding obligations may be settled with shares of Stock.

4. TRANSFERABILITY OF OPTION AND SHARES ACQUIRED UPON EXERCISE OF OPTION. The Option and the rights and privileges conferred by this Agreement shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, except as expressly permitted by the Plan and except pursuant to a gift to the Optionee's spouse or children. The Option may be exercised only by the Optionee, or by a legal representative upon the incapacity of the Optionee, and after the Optionee's death, by his or her Beneficiary, and not otherwise. Except as limited by applicable federal or state securities laws, or the requirements of any stock exchange or market upon which the Stock is listed or traded at any given time, and the provisions of this Agreement, Stock acquired upon exercise of this Option will be freely transferable.

5. PLAN AND AGREEMENT NOT A CONTRACT OF EMPLOYMENT OR SERVICE. Neither the Plan nor this Agreement is a contract of employment or service, and no terms of the Optionee's employment or service will be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. Neither the Plan nor this Agreement will be construed as conferring any legal rights on the Optionee to continue in service, nor will it interfere with the Company's or other Employer's right to discharge the Optionee or to deal with him or her regardless of the existence of the Plan, this Agreement or the Option.

6. OPTIONEE TO HAVE NO RIGHTS AS A STOCKHOLDER. Before the date as of which he or she is recorded on the books of the Company as the holder of any shares underlying the Option, the Optionee will have no rights as a stockholder with respect to those shares.

7. NOTICE. Any notice to be given to the Company shall be addressed to the Secretary of the Company at 333 West Wacker Drive, Chicago, IL 60606, and any notice to be given to the Optionee shall be addressed to him or her or, if the Optionee is deceased, to the Optionee's executors, personal representatives or distributees, at the address then appearing for the Optionee on the employment records of the Company or other Employer, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

8. NO LIMITATION ON RIGHTS OF THE COMPANY. Nothing herein contained shall affect the right of the Company or other Employer to retire the Optionee at any time pursuant to its retirement rules or otherwise to terminate the Optionee's services, responsibilities, duties and authority to represent the Company or other Employer at any time for any reason whatsoever. The grant of the Option does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

9. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors-in-interest, including any successor to the Company resulting from a direct or indirect purchase of all or substantially all of the business and/or assets of the Company or a merger, consolidation of otherwise, but this Agreement shall not be assignable by the Optionee.

10. PLAN DOCUMENT GENERALLY CONTROLS. The terms and conditions of the Plan are incorporated herein by reference and are thereby made a part of this Agreement. This Agreement and all rights and obligations hereunder are subject to the

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     provisions of the Plan, and this Agreement shall be construed consistent with the Plan. In the event of any inconsistency or ambiguity, the Plan shall control, except that the term "Retirement" as used in the Plan or this Agreement, for purposes of this Option, notwithstanding anything to the contrary in the Plan, shall mean the Optionee's (i) retirement from employment with the Company or other Employer at his or her normal retirement date upon reaching age 65, or (ii) early retirement with the approval of the Committee. For purposes of this Option, there is no right to retire when the combination of the Optionee's age and years working at the Company reach 90. By accepting this Agreement, the Optionee hereby waives all rights which he or she would otherwise have under the Plan with regard to the definition of "Retirement" set forth therein. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decisions shall be binding and conclusive upon the Optionee and his or her legal representative in respect of any questions arising from the Plan or this Agreement.

11. OPTIONEE AGREEMENT. By signing this Agreement, the Optionee agrees, and the Company agrees, to be bound by the non-compete, non-disclosure and non-solicitation covenants (the "Covenants") contained in Annex A hereto. The Optionee agrees that in the event of a breach of any of the Covenants, as determined by the Company, he or she shall forfeit, upon written notice to such effect from the Company: (i) any and all Stock Options granted to the Optionee pursuant to the Plan, including the Option described in this Agreement, which are held by the Optionee more than 120 days after the termination of employment with the Company or other Employer; and (ii) any profit the Optionee has realized on the exercise of any vested Stock Options granted pursuant to the Plan more than 120 days after the termination of employment with the Company or other Employer. Profit for this purpose is defined as the difference between the Exercise Price and the Fair Market Value of any Stock Option exercised by the Optionee, which difference the Optionee shall be required to repay to the Company. Nothing contained in this Agreement shall limit the Company's right to protect its legitimate business interests, including but not limited to its trade secrets or confidential information, or to enforce any agreements with its employees, former employees or third parties.

12. GOVERNING LAW. To the extent not preempted by federal law, this Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Delaware, without giving effect to its conflict of laws principles.

                                   * * * * *

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of
________________.



NUVEEN INVESTMENTS, INC.


By
   ----------------------------
        Vice President

                                               ---------------------------------
                                                    OPTIONEE*


                                               ---------------------------------
                                                    SOCIAL SECURITY NUMBER



------------------------
*By execution of this Agreement, the Optionee acknowledges having received a copy of the Plan.



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                                                                         Annex A


                              RESTRICTIVE COVENANTS

         (a) Nondisclosure and Nonuse of Trade Secrets. The Participant acknowledges that he has had and will have access to confidential information of the Company and its Affiliates (including, but not limited to, current and prospective confidential know-how, specialized training, customer lists, marketing plans, business plans, financial and pricing information, and information regarding acquisitions, mergers and/or joint ventures) concerning the business, customers, clients, contacts, prospects, and assets of the Company and its Affiliates that is unique, valuable and not generally known outside the Company and its Affiliates, and that was obtained from the Company or an Affiliate or which was learned as a result of the performance of services by the Participant on behalf of the Company or an Affiliate ("Trade Secrets"). Trade Secrets shall not include any information that: (i) is now, or hereafter becomes, through no act or failure to act on the part of the Participant that constitutes a breach of this Annex A, generally known or available to the public; (ii) is known to the Participant at the time such information was obtained from the Company or an Affiliate; (iii) is hereafter furnished without restriction on disclosure to the Participant by a third party, other than an employee or agent of the Company or an Affiliate, who is not under any obligation of confidentiality to the Company or an Affiliate; (iv) is disclosed with the written approval of the Company or an Affiliate; or (v) is required to be disclosed or provided by law, court order, or similar compulsion, including pursuant to or in connection with any legal proceeding involving the parties hereto; provided however, that such disclosure shall be limited to the extent so required or compelled; and provided further, however, that if the Participant is required to disclose such confidential information, he shall give the Company notice of such disclosure and cooperate in seeking suitable protections. Other than in the course of performing services for the Company and its Affiliates, the Participant will not, at any time, either during the Participant's Service or thereafter, directly or indirectly use, divulge, furnish or make accessible to any person any Trade Secrets, but instead will keep all Trade Secrets strictly and absolutely confidential. The Participant will deliver promptly to the Company or the Affiliate that employed the Participant, at the termination of his employment or at any other time at the request of the Company or an Affiliate, without retaining any copies, all documents and other materials in his possession relating, directly or indirectly, to any Trade Secrets.

         (b) Non-Competition. The Participant acknowledges and agrees that (i) in the course of the Participant's Service the Participant shall become familiar with the Trade Secrets of the Company and its Affiliates, (ii) the Participant's services to the Company and its Affiliates are unique in nature and of an extraordinary value to the Company and its Affiliates, and (iii) the Company and its Affiliates could be irreparably damaged if the Participant were to provide similar services to any person or entity competing with the Company or any Affiliate or engaged in a similar business. In connection with the issuance to the Participant of the Award hereunder, and in consideration for and as an inducement to the Company to enter into this Agreement, the Participant covenants and agrees that during the period beginning on the Grant Date and ending on the first anniversary of the date of the termination of the Participant's Service (the "Restricted Period"), the Participant shall not directly or indirectly operate, control or participate as a partner, director, principal, officer, or agent of, enter into the employment of, act as a consultant to, or perform any services for, any company, person, or entity engaged in a "Competitive Business" as determined by the Company, which determination shall be binding on the parties. In general, a Competitive Business will include any company, person or entity that in the judgment of the Company competes with the Company in any material way, including entities that directly compete with the Company in (1) the asset management business or (2) the business of wholesaler distribution of investment company products or separately managed retail or institutional accounts. The Company may decide that the employment of a terminated employee in a company that is engaged in Competitive Business but is also a customer or business partner of the Company is on balance advantageous to the Company and therefore waive the application of this non-competition covenant.

         (c) Nonsolicitation. During the Restricted Period, the Participant shall not, directly or indirectly solicit or induce, or attempt to solicit or induce, any current employee of the Company or an Affiliate, or any individual who becomes an employee during the Restricted Period, to leave his or her employment with the Company or an Affiliate or join or become affiliated with any other business or entity, hire any employee of the Company or an Affiliate or in any way interfere with the relationship between any employee and the Company or an Affiliate. During the Restricted Period, the Participant shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any customer, supplier, licensee, licensor or other business relation of the Company or an Affiliate to terminate its relationship or contract with the Company or an Affiliate, to cease doing business with the Company or an Affiliate, or in any way interfere with the relationship between any such customer, supplier, licensee or business

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relation and the Company or an Affiliate (including making any negative statements or communications concerning the Company or an Affiliate or their employees).

         (d) Judicial Modification. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Annex A or
Section 12 of this Agreement is invalid or unenforceable, the parties agree that
(i) the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or geographic area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, (ii) the parties shall request that the court exercise that power, and (iii) this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment or decision may be appealed.